POWER OF ATTORNEY

                                                        RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these  presents,  that I, J.  Balog,  a Member  of the  Board of
Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1997.


                              /s/ J.  Balog
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Alrinia B. Balog

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, J.W. Burns, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1997.


                                   /s/ J.W.  Burns
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Louise Auriol

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, O.T. Dackow, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 1997.


                              /s/ O.T.  Dackow
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Laura J. Johnson

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, A. Desmarais, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1997.


                                   /s/ A. Desmarais
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ J.W. Burns

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P. Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1997.


                              /s/ P. Desmarais, Jr.
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Lucie Filteau

                                                 POWER OF ATTORNEY

                                                        RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R. Gratton, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 1997.


                              /s/ R.  Gratton
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Nicole Barolet

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N.B. Hart, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1997.


                                  /s/  N.B.  Hart
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Wilma J.Hart

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, W.T. McCallum, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of November, 1997.


                              /s/ W.T. McCallum
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Joan Preyer

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, J.E.A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November, 1997.


                              /a/ J.E.A. Nickerson
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ M. Lynne Reid

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P.M. Pitfield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 1997.


                              /s/ P.M. Pitfield
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Diane Meilleur

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, M. Plessis-Belair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 1997.


                              /s/ M. Plessis-Belair
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Danielle Durocher

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, B.E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and Pinnacle Series Account, a separate and distinct account of Great-West Life & Annuity Insurance Company governed under the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission ("SEC") thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, to the SEC Form S-6 filings of Great-West Life & Annuity Insurance Company and Pinnacle Series Account (Registration No. 2-96000), and any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 1997.


                              /s/ B.E.  Walsh
                           Member, Board of Directors
                   Great-West Life & Annuity Insurance Company



Witness:


/s/ Margaret Canty